UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): August 11, 2020

ADDENTAX GROUP CORP.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-206097	35-2521028
(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District,
Shenzhen City, China 518000	N/A
(Address of principal executive offices)	(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXG	OTC Markets

Registrant’s telephone number, including area code: (86) 755 82330 336

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR§ 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 6th, 2020, the Board of Directors (the “Board”) of Addentax Group Corp. (the “Company”) appointed Ms. CUI Shan (“Ms. Cui”) to fill the vacancy created by the departure of Ms. NG Chung Chi, effective August 10th, 2020.

The Board has determined that Ms. Cui satisfies the definition of “independent director” in accordance with Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market, Inc. and Section 10(A)(m)(3) of the Securities Exchange Act of 1934, as amended.

The Company expects Ms. Cui to serve as the chairman of the audit committee and the “audit committee financial expert” as that term is defined by in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The biography for Ms. Cui is set forth below:

Ms. Cui earned her Bachelor’s degree in English from Qingdao Ocean University in 1991 and master’s degree in Finance from Georgia State University, the United States in 1995. Ms. Cui is currently the CFO of Capital First International engaging in funding , investment evaluation, pre-IPO advisory post IPO capital market activities. Ms. Cui is also the independent Director and Audit Chair of WIMI Hologram Inc. She has accumulated sufficient accounting and finance reporting and risk management experience by working at several quoted companies since 1995. She has seasoned executive expertise in Capital Markets, Investor Relations, SOX, Financial Planning and Analysis, SEC Reporting, Financial Systems, CFO services and Project Management. She brings to the Board deep finance, audit and business experiences.

Ms. Cui has entered into an Independent Director Agreement with the Company, pursuant to which Ms. Cui will receive $17,142 per year in equal monthly installments of $1,428.50 at the end of each month.

Item 9.01. Exhibits

Exhibit Number	Description

10.1	Independent Director Agreement with Ms. CUI Shan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

By:	/s/ Hong Zhida
Name:	Hong Zhida
Title:	Chief Executive Officer

Dated: August 11th, 2020